Exhibit 10.1

                     Column Mortgage Loan Purchase Agreement

                                  See attached

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)


                                       and


                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of November 1, 2007

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                                TABLE OF CONTENTS



Section 1.   Transactions on or Prior to the Closing Date.......................
Section 2.   Closing Date Actions...............................................
Section 3.   Conveyance of Mortgage Loans.......................................
Section 4.   Depositor's Conditions to Closing..................................
Section 5.   Seller's Conditions to Closing.....................................
Section 6.   Representations and Warranties of Seller...........................
Section 7.   Obligations of Seller..............................................
Section 8.   Crossed Loans......................................................
Section 9.   Representations and Warranties of Depositor........................
Section 10.  Survival of Certain Representations, Warranties and
             Covenants..........................................................
Section 11.  Transaction Expenses...............................................
Section 12.  Recording Costs and Expenses.......................................
Section 13.  Notices............................................................
Section 14.  Examination of Mortgage Files......................................
Section 15.  Successors.........................................................
Section 16.  Governing Law......................................................
Section 17.  Severability.......................................................
Section 18.  Further Assurances.................................................
Section 19.  Counterparts.......................................................
Section 20.  Treatment as Security Agreement....................................
Section 21.  Recordation of Agreement...........................................
Section 22.  Notice of Exchange Act Reportable Events...........................

Schedule I   Schedule of Transaction Terms
Schedule II  Mortgage Loan Schedule
Schedule III Mortgage Loans Constituting Crossed Groups
Schedule IV  Mortgage Loans with Lost Notes
Schedule V   Exceptions to Seller's Representations and Warranties
Exhibit A    Representations and Warranties Regarding the Mortgage Loans
Exhibit B    Form of Lost Note Affidavit

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 1, 2007, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").


                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty (30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates, the sale of the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and the sale of the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

                  (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that Depositor and Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under the heading "Column Financial Share" in the Closing Statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by Seller, including those expenses to be paid pursuant to Section 11 hereof).

                  (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

                  (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                  (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of Capmark Finance Inc. under that certain servicing rights purchase agreement, dated as of November 1, 2007, between Seller and Capmark Finance Inc., or of KeyCorp Real Estate Capital Markets, Inc. under that certain servicing rights purchase agreement, dated as of November 1, 2007, between Seller and KeyCorp Real Estate Capital Markets, Inc. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

                  (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5, without recourse, representation or warranty, express or implied";

                  (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office,
      (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5";

                  (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5", which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

                  (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

                  (viii) originals or copies of all (A) assumption agreements,
      (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

                  (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

                  (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the applicable Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

                  (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

                  (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

                  (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

                  (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

                  (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

                  (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

                  (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

                  (xix) the original or copy of any property management agreement;

                  (xx) without duplication with clause (xiii) above, a copy of the mortgage note evidencing the related Junior Loan, if any;

                  (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

                  (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this
Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File; provided that Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee and the applicable Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the applicable Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller fails, as to any Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the applicable Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the applicable Master Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing Files (as defined in the Pooling and Servicing Agreement).

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Seller shall, under generally accepted accounting principles, report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                  (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

                  (ii) the Mortgage Loan Schedule;

                  (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

                  (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

                  (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

                  (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. Seller represents and warrants to Depositor as of the date hereof, as follows:

                  (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                  (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

                  (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

                  (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

                  (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

                  (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

                  (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

                  (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

                  (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

                  (xiii) At the Time of Sale (as defined in the Indemnification Agreement), the information set forth in any Disclosure Information (as defined in the Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "--Relevant Parties/Entities--Originators," "--The Underlying Mortgage Loans" and "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail (as defined in the Indemnification Agreement); provided that, the Seller makes no representation or warranty to the extent that any such untrue statement or omission or alleged untrue statement or omission was made as a result of an error in the manipulation of, or an error in any calculations based upon, or an error in any aggregation (other than an aggregation made in the Loan Detail by the Seller) of, the numerical, financial and/or statistical information regarding the Mortgage Loan Seller Information (as defined in the Indemnification Agreement).

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If any Certificateholder, the applicable Master Servicer, the Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the applicable Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the applicable Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect", as applicable), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the applicable Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects;
(ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code); (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period; and (iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of
Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g) solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of such Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 10. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 11. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, an expense shall be paid by the party incurring such expense).

            Section 12. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated November 1, 2007, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 19. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;


            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

            Section 22. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) Business Day of become aware of such event giving rise to such disclosure and in any event no later than two (2) Business Days of the Seller becoming aware of such event, and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon the filing of the Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 12.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Exchange Act.

                                 * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                               COLUMN FINANCIAL, INC.,
                                    as Seller

                               By: /s/ Jeffrey A. Altabef
                                  -----------------------
                                  Name: Jeffrey A. Altabef
                                  Title: Vice President



                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.,
                               as Depositor


                                 By: /s/ Jeffrey A. Altabef
                                    ----------------------
                                    Name: Jeffrey A. Altabef
                                    Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of November 1, 2007, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated November 1, 2007, among, Column Financial, Inc. (solely with respect to its obligations under Section 11 thereof), Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston
Mortgage Securities Corp., Commercial Mortgage Pass-Through
Certificates, Series 2007-C5.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means November 14, 2007.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Crossed Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in November 2007.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA)
LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated November 1, 2007, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of November 1, 2007, among Depositor, the Master Servicers, the Special Servicer and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated November 1, 2007, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated November 1, 2007, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M,, Class A-1-AM, Class A-J, Class A-1-AJ, Class B and Class A-SP Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc. (other than with respect to the Class A-4 certificates), Capmark Securities Inc. and J.P. Morgan Securities Inc.

             "Underwriting Agreement" means the Underwriting Agreement, dated November 1, 2007, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C5




  #     Crossed   Loan Group #   Property Name                            Address
-----   -------   ------------   ------------------------------------     ----------------------------------------------------------
    1                    1       450 Lexington Avenue                     450 Lexington Avenue
    3                    1       TIAA Industrial Portfolio
  3.1                    1       TIAA - Cincinnati                        1200 and 1405 Worldwide Boulevard and 2055 and 2205
                                                                            Global Way
  3.2                    1       TIAA - Memphis                           4755 Southpoint Drive and 4895 and 5015 Citation Drive
  3.3                    1       TIAA - Atlanta                           1280 and 1300 Lakes Parkway and 100 Lakes Court
  3.4                    1       TIAA - San Diego                         9999 Olson Drive
  3.5                    1       TIAA - Salt Lake City                    1790-1910 South 5200 West
  3.6                    1       TIAA - Philadelphia                      2, 7 and 11 Boulden Circle
  3.7                    1       TIAA - Chicago (West Chicago)            1155 Harvester Drive
  3.8                    1       TIAA - Phoenix                           601 South 54th Avenue
  3.9                    1       TIAA - Dallas                            2101 Design Road
 3.10                    1       TIAA - Chicago (Bolingbrook)             465-477 Woodcreek Drive
 3.11                    1       TIAA - Oakland                           1942-1956 Sabre Street
    4                    1       Jericho Plaza (I & II)                   One and Two Jericho Plaza
    6                    2       Allanza at the Lakes                     8600 Starboard Drive and 3001 Lake East Drive
    8                    1       Fairfield Inn by Marriott Hotel
                                  Portfolio
  8.1                    1       Fairfield Inn - Amesbury                 35 Clarks Road
  8.2                    1       Fairfield Inn - Portsmouth               650 Borthwick Avenue Extension
  8.3                    1       Fairfield Inn - East Greenbush           124 Troy Road
  8.4                    1       Fairfield Inn - Manchester               860 South Porter Street
  8.5                    1       Fairfield Inn - Milford                  111 Schoolhouse Road
  8.6                    1       Fairfield Inn - Williston                2844 St. George Road
  8.7                    1       Fairfield Inn - Wallingford              100 Miles Drive
  8.8                    1       Fairfield Inn - Tewksbury                1695 Andover Street
  8.9                    1       Fairfield Inn - Woburn                   285 Mishawum Road
    9                    1       Mesilla Valley Mall                      700 South Telshor Boulevard
   11                    1       Palmer-Rochester Portfolio 1st
 11.1                    1       Imperial Manor Apartments                1773 Stone Road
 11.2                    1       Blossom Business Center                  465, 565-595 Blossom Road
 11.3                    1       Normandie - Brownstone Apartments        237-253 Alexander Street
 11.4                    1       Mount Read Business Center               2 and 10 Mount Read Boulevard
 11.5                    1       465 West Commercial                      465 West Commercial Street
   14                    1       Woodfield Crossing                       8440 & 8425 Woodfield Crossing Boulevard
   17                    1       Crossroads at Tolleson Shopping Center   9897 West McDowell Road
   18                    2       Drye Portfolio II
 18.1                    2       Gable Oaks                               752 Patriot Parkway
 18.2                    2       Heatherwood/Kensington                   1003 Southampton Drive
 18.3                    2       Autumn Park                              1110 Williamsboro Street
 18.4                    2       Arbor Glen                               643 South Pierce Street
 18.5                    2       Stonewood                                445 Shearers Chapel Road
   19                    2       Drye Portfolio I
 19.1                    2       Huntersville                             300 Hunters Road
 19.2                    2       Woodbrook                                2525 Woodbrook Lane
 19.3                    2       Lakewood                                 50 Lakewood Drive
 19.4                    2       Davidson                                 100 Horizon Court
   20      A             2       CP Fairways at Woodfield                 1001 Parkhurst Lane
   21      A             2       CP Rolling Hills                         891 Rolling Hills Lane
   22      A             2       CP Birchwood Pointe                      1500 Wood Pointe Lane
   23      A             2       CP Arbors of Lapeer Apartments           952 Dewey Street
   25                    2       Ivy Club Apartments                      1127 Ivy Club Lane
   26                    1       Sheraton Studio City                     5905 International Drive
   28                    1       Hilton St. Louis - Downtown              400 Olive Street
   30                    2       Breton Mill Apartments                   13555 Breton Ridge Drive
   31                    1       Salisbury Mall                           1935 Jake Alexander Boulevard
   33                    1       2400 Ogden Avenue                        2400 Ogden Avenue
   34                    1       Summit Plaza Shopping Center             3800 Southwest Freeway
   39                    1       Queen Creek Village                      21803 Ellsworth Road
   40                    1       Sea Crest                                588 Ocean Avenue
   41                    2       Hidden Lake Apartments                   6406 Hidden Lake Loop
   42                    1       Doubletree Burlington                    1117 Williston Road
   43                    1       Independence Village of Waterstone       701 Market Street
   44                    1       Kukui Mall                               1819 South Kihei Road
   45                    2       Champion Oaks Apartments                 14150 Wunderlich Road
   52                    1       Durango Town Center                      1125, 1145 and 1185 South Camino Del Rio
   53      B             2       Camelot Apartments                       2840 Robinson Street
   54      B             2       Crystal Street Apartments                219 Crystal Street
   56                    2       Peter Drive at Musky Ridge
 56.1                    2       Peter Drive                              1 Musky Ridge Drive and 620 Willow Grove Street
 56.2                    2       268 Main Street                          262-266 Main Street
   57      C             1       Grand Panama                             11503 Hutchison Boulevard
   58      C             1       Grand Panama Building A2                 11503 Hutchison Boulevard
   59                    1       Laurel Avenue Development                1777 Green Bay Road
   61                    1       Bernardo Heights Plaza                   15727 Bernardo Heights Parkway
   62                    2       Champions Glen                           6425 Oakley Road
   64                    2       Cross Creek                              5756 Cross Creek Drive
   65                    1       Mustang Crossing                         351, 426, 450 and 501 FM 548
   66                    2       Brady Station                            4401 East 52nd Street
   67                    1       Holiday Inn Select Winston Salem         5790 University Parkway
   68                    1       Holiday Inn Express Elko                 3019 Idaho Street
   70                    1       365 Canal Street                         365 Canal Street
   71                    2       Park West Apartments                     11845 West Avenue
   72                    2       Savannah Trails Apartments               1610 East McKinney Street
   73                    2       Oak Ridge Apartments                     11200 Perrin Beitel Road
   75                    1       Giant Eagle Plaza                        80 Whittlesey Avenue
   76                    1       Best Western Hotel & Suites Cary         1722 Walnut Street
   77                    1       Hampton Inn Bessemer                     4910 Civic Lane
   79                    1       Union Station Plaza                      962-982 Congress Street
   84                    1       University Corners                       2151-2193 South Taylor Road
   85                    1       Palmer Crossing - Parcel B               5300 Clark Road
   86                    1       Palazzo Shopping Center                  8222 East 103rd Street South
   87                    1       Storage King USA - Newark, NJ            1448 McCarter Highway
   89                    1       Best Western Westgate Inn York, PA       1415 Kenneth Road
   91                    1       Kmart Chicago                            5000 South Kedzie Avenue
   92                    2       Wickersham Green Apartments              2301 Wickersham Lane
   95                    1       Petsmart Tujunga                         6348 Foothill Boulevard
   98                    1       Comfort Inn & Suites Rawlins             2366 East Cedar Street
   99                    1       Fox Run                                  3121 MacIneery Drive
  101                    2       Princeton                                4300 Gus Thomasson Road
  103                    2       Salem Ridge Apartments                   231 Brierhurst Road
  105                    1       Hacienda Plaza                           755-899 North Hacienda Boulevard
  106                    1       Weeksville Crossing                      1805 Weeksville Road
  107                    1       Centre at Eagle's Nest                   5324 Atascocita Road
  109                    1       Bloomingdale Retail                      92-94 Stratford Drive
  110                    1       Cherry Hill Pointe Retail                1888 Route 70 East
  114                    1       Holcomb Bridge Business Center           2558-2662 Holcomb Bridge Road
  115                    1       Cahokia Village                          Camp Jackson Road and Range Lange
  120                    2       Greyberry Apartments                     3601 Hannan Road
  121                    1       Bayview Tower Office Building            400 Mann Street
  124                    1       Country Inn Stafford                     26 Wicomico Drive
  126                    2       Brookhollow Apartments                   704 East Waring Street
  127                    2       Western Parkview and Jefferson MHC
127.1                    2       Jefferson MHC                            3100 11th Avenue Southeast
127.2                    2       Western MHP                              1825 16th Street Southwest
127.3                    2       Parkview MHC                             625 15th Street Southeast
  130                    1       Tyler Building                           1603 Santa Rosa Road
  132                    1       8 Fairfield Boulevard                    8 Fairfield Boulevard
  133                    1       Holiday Inn Express Weatherford, OK      3825 East Main Street
  134                    1       Westlake Commons                         3106 Three Oaks Road
  135                    1       415 South San Pedro Street               415 South San Pedro Street
  136                    1       Masonic Temple Building                  133 Fayetteville Street
  137                    1       Alta Mesa Village                        5761 East Brown Road
  138                    1       Shoppes at Willow                        100 Willow Lane
  139                    1       Avalon Plaza                             23401-23565 Avalon Boulevard
  140                    1       1945 East Ridge Road                     1945 East Ridge Road
  141                    2       Pine Village North                       2400 Post Village Drive
  142                    2       The Gallery Apartments                   6220 Fairdale Lane
  145                    1       Champps Orland Park                      16165 La Grange Road
  146                    1       Cedar Ridge Crossing                     111 South Cedar Ridge Drive
  149                    1       1100 Summit Avenue                       1100 Summit Avenue
  150                    2       Pine Village East                        2889 Panthersville Road
  151                    1       Carolina Self Storage                    7205 US Highway 1 North
  152                    1       Green Springs Shopping Center            430 Green Springs Highway
  153                    2       Winkworth Garden Apts                    3179-3187 Bellevue Avenue
  154                    1       Carmichael Center                        131 Carmichael Road
  155                    2       Ustick Village Apartments                10887 West Ustick Road
  156                    1       Ranch at Scripps Trail                   10295, 10297 and 10299 Scripps Trail Drive
  157                    1       Costco & North Fork Bank                 325 Route 15
  158                    1       Centre Stage at High Point               1116 Eastchester Drive
  159                    1       98 Main Street                           98 Main Street
  160                    1       Spencer Square Shopping Center           8760 Madison Boulevard
  161                    2       MTW Apartments                           521 Beverly Avenue and 100-102 Third Street
  162                    1       San Saba Medical Office                  215 North San Saba
  163                    1       Village at Crooked Creek                 6300 Highway 9
  164                    1       Shoppes on 57th                          5000 South Louise Avenue
  165                    1       Montclair Retail                         4467 Mission Boulevard
  166                    1       Crismon Retail                           1116 South Crismon Road
  167                    1       2455 Towne Lake Parkway                  2455 Towne Lake Parkway
  168                    1       Cold Springs Retail                      180 Plaza Drive
  170                    1       Cobblestone Fiesta                       44600 West Smith-Enke Road
  171                    2       Bear Grounds I & II Apartments           1919 South 5th Street
  172                    2       Moorestown Oaks                          101 East Camden Avenue
  174                    2       Megan and Coleman Court Apartments       101-115 Megan Court & 1220 - 1227 Coleman Court
  175                    1       Oakmont Plaza                            16761 Saint Clair Avenue
  176                    1       Corsicana Medical                        1321 West Second Avenue
  177                    2       Reimer Apartments - Gretna               111, 115, 119 East Westplains and 610, 702 Chestnut Drive
  178                    2       Reimer Apartments - Millard              4860 and 4880 South 131st Street and 13106 and 13122 North
                                                                            Street
  179                    1       Avery Building                           2201 West Holcombe Boulevard
  180                    1       Santa Ana Office                         2001 East 1st Street
  181                    2       Monticello Court Apartments              409, 413, 500 and 504 Paladin Drive
  182                    1       Loveland Crossing                        1074 Loveland-Madeira Road
  183                    1       Fulton Hill Studios                      1000 Carlisle Avenue
  184                    1       Colonial Drive Mini Storage              304 South Colonial Drive
  185                    1       A-1 Self Storage                         1705 Feagin Drive
  186                    1       Chapel Hill Station                      3869 Chapel Hill Road
  187                    1       Coit Crossing                            3304 Coit Road
  188                    1       Hollywood Video Outlot                   2560 North Perris Boulevard
  189                    1       Mallard Place                            210 West Mallard Drive
  191                    1       Kyrene Industrial                        6315 South Kyrene Road
  192                    1       BMA Medical                              1002 East McDowell Road
  193                    1       Algonac Retail Center                    1055 St. Clair River Drive
  194                    1       Extra Space Self Storage                 4175 Winchester Road

                                                                     Units/
                                                                     Sq. Ft./
                                    Zip     Mortgage                 Rooms/      Original            Cut-off            Maturity
#       City                State   Code    Property Seller          Pads        Balance             Balance (1)        Balance (2)
-----   ------------------  -----   -----   ----------------------   ---------   -----------------   ----------------   ------------
    1   New York            NY      10017   Column Financial, Inc.     910,473   $200,000,000 (11)   $200,000,000 (11)  $200,000,000
    3                                       Column Financial, Inc.               $186,000,000        $186,000,000       $174,860,950
  3.1   Hebron              KY      41048                            1,437,022    $51,613,000         $51,613,000        $48,522,034
  3.2   Memphis             TN      38118                            1,600,232    $43,392,000         $43,392,000        $40,793,367
  3.3   Lawrenceville       GA      30043                              650,253    $19,945,000         $19,945,000        $18,750,547
  3.4   San Diego           CA      92121                              200,000    $18,880,000         $18,880,000        $17,749,326
  3.5   Salt Lake City      UT      84104                              328,504    $12,015,000         $12,015,000        $11,295,454
  3.6   New Castle          DE      19720                              266,907    $10,625,000         $10,625,000         $9,988,696
  3.7   West Chicago        IL      60185                              212,922     $7,278,000          $7,278,000         $6,842,140
  3.8   Phoenix             AZ      85043                              136,704     $6,111,000          $6,111,000         $5,745,028
  3.9   Arlington           TX      76014                              201,600     $5,980,000          $5,980,000         $5,621,873
 3.10   Bolingbrook         IL      60440                              149,907     $5,424,000          $5,424,000         $5,099,171
 3.11   Hayward             CA      94545                               83,854     $4,737,000          $4,737,000         $4,453,314
    4   Jericho             NY      11753   Column Financial, Inc.     638,216   $163,750,000        $163,750,000       $163,750,000
    6   Las Vegas           NV      89117   Column Financial, Inc.         896    $85,000,000         $85,000,000        $85,000,000
    8                                       Column Financial, Inc.                $63,665,000         $63,665,000        $63,665,000
  8.1   Amesbury            MA      01913                                  105     $9,059,098          $9,059,098         $9,059,098
  8.2   Portsmouth          NH      03801                                  105     $8,707,438          $8,707,438         $8,707,438
  8.3   East Greenbush      NY      12061                                  105     $8,052,147          $8,052,147         $8,052,147
  8.4   Manchester          NH      03103                                  102     $7,023,736          $7,023,736         $7,023,736
  8.5   Milford             CT      06460                                  104     $6,930,207          $6,930,207         $6,930,207
  8.6   Williston           VT      05495                                  105     $6,751,491          $6,751,491         $6,751,491
  8.7   Wallingford         CT      06492                                  119     $6,165,700          $6,165,700         $6,165,700
  8.8   Tewksbury           MA      01876                                  133     $5,788,411          $5,788,411         $5,788,411
  8.9   Woburn              MA      01801                                  129     $5,186,772          $5,186,772         $5,186,772
    9   Las Cruces          NM      88011   Column Financial, Inc.     372,483    $54,000,000         $54,000,000        $54,000,000
   11                                       Column Financial, Inc.                $49,132,200         $49,132,200        $44,665,789
 11.1   Greece              NY      14615                                  354    $19,135,200         $19,135,200        $17,395,696
 11.2   Rochester           NY      14610                              325,863    $17,753,000         $17,753,000        $16,139,146
 11.3   Rochester           NY      14607                                  214     $8,844,000          $8,844,000         $8,040,027
 11.4   Rochester           NY      14611                               70,163     $1,854,000          $1,854,000         $1,685,461
 11.5   East Rochester      NY      14445                               45,000     $1,546,000          $1,546,000         $1,405,459
   14   Indianapolis        IN      46240   Column Financial, Inc.     381,718    $41,440,000 (21)    $41,440,000 (21)   $41,440,000
   17   Tolleson            AZ      85353   Column Financial, Inc.      99,435    $34,000,000         $34,000,000        $32,131,800
   18                                       Column Financial, Inc.                $33,975,000         $33,975,000        $33,975,000
 18.1   Rock Hill           SC      29730                                  252    $10,540,000         $10,540,000        $10,540,000
 18.2   Concord             NC      28027                                  226     $7,870,000          $7,870,000         $7,870,000
 18.3   Oxford              NC      27565                                  128     $7,020,000          $7,020,000         $7,020,000
 18.4   Eden                NC      27288                                   96     $4,880,000          $4,880,000         $4,880,000
 18.5   Mooresville         NC      28115                                   68     $3,665,000          $3,665,000         $3,665,000
   19                                       Column Financial, Inc.                $33,310,000         $33,310,000        $33,310,000
 19.1   Huntersville        NC      28078                                  174    $10,030,000         $10,030,000        $10,030,000
 19.2   Monroe              NC      28110                                  168     $9,830,000          $9,830,000         $9,830,000
 19.3   Salisbury           NC      28147                                  228     $6,970,000          $6,970,000         $6,970,000
 19.4   Concord             NC      28027                                  156     $6,480,000          $6,480,000         $6,480,000
   20   Grand Blanc         MI      48439   Column Financial, Inc.         204    $11,000,000         $11,000,000         $9,900,079
   21   Lapeer              MI      48446   Column Financial, Inc.         198    $10,000,000         $10,000,000         $9,000,072
   22   Midland             MI      48642   Column Financial, Inc.         154     $9,850,000          $9,850,000         $8,865,071
   23   Lapeer              MI      48446   Column Financial, Inc.          56     $2,400,000          $2,400,000         $2,176,065
   25   Landover            MD      20785   Column Financial, Inc.         283    $25,070,000         $25,070,000        $25,070,000
   26   Orlando             FL      32819   Column Financial, Inc.         301    $24,700,000         $24,700,000        $23,558,228
   28   St. Louis           MO      63102   Column Financial, Inc.         195    $21,600,000         $21,600,000        $20,780,201
   30   Houston             TX      77070   Column Financial, Inc.         392    $20,000,000         $20,000,000        $20,000,000
   31   Salisbury           NC      28147   Column Financial, Inc.     319,659    $19,930,000         $19,930,000        $17,777,494
   33   Lisle               IL      60532   Column Financial, Inc.     120,815    $18,750,000         $18,750,000        $16,745,345
   34   Houston             TX      77027   Column Financial, Inc.      42,698    $18,660,000         $18,660,000        $18,660,000
   39   Queen Creek         AZ      85242   Column Financial, Inc.      52,217    $15,200,000         $15,200,000        $14,228,632
   40   West Haven          CT      06516   Column Financial, Inc.          75    $14,000,000         $13,986,248        $11,325,510
   41   Fayetteville        NC      28304   Column Financial, Inc.         216    $13,500,000         $13,500,000        $12,131,752
   42   South Burlington    VT      05403   Column Financial, Inc.         161    $12,850,000         $12,850,000        $11,132,477
   43   Oxford              MI      48371   Column Financial, Inc.         145    $12,700,000         $12,604,366        $10,723,041
   44   Kihei               HI      96753   Column Financial, Inc.      40,974    $12,550,000         $12,550,000        $12,550,000
   45   Houston             TX      77069   Column Financial, Inc.         252    $12,500,000         $12,500,000        $12,500,000
   52   Durango             CO      81303   Column Financial, Inc.      41,517    $10,200,000         $10,200,000         $9,564,481
   53   Jackson             MS      39209   Column Financial, Inc.         287     $6,150,000          $6,139,866         $5,285,595
   54   Ames                IA      50010   Column Financial, Inc.          98     $4,050,000          $4,043,265         $3,476,842
   56                                       Column Financial, Inc.                 $9,975,000          $9,975,000         $8,750,918
 56.1   Hackettstown        NJ      07840                                   84     $9,054,000          $9,054,000         $7,942,938
 56.2   Hackettstown        NJ      07840                                   18       $921,000            $921,000           $807,980
   57   Panama City Beach   FL      32407   Column Financial, Inc.      39,578     $8,325,000          $8,325,000         $7,512,756
   58   Panama City Beach   FL      32407   Column Financial, Inc.       6,450     $1,375,000          $1,375,000         $1,343,142
   59   Highland Park       IL      60035   Column Financial, Inc.      29,359     $9,700,000          $9,700,000         $8,919,054
   61   San Diego           CA      92128   Column Financial, Inc.      37,729     $9,600,000          $9,581,233         $8,101,429
   62   Union City          GA      30291   Column Financial, Inc.         166     $9,320,000          $9,320,000         $9,320,000
   64   Indianapolis        IN      46254   Column Financial, Inc.         208     $9,280,000          $9,280,000         $9,280,000
   65   Forney              TX      75126   Column Financial, Inc.      39,282     $9,250,000          $9,250,000         $8,413,837
   66   Odessa              TX      79762   Column Financial, Inc.         262     $9,000,000          $9,000,000         $8,451,287
   67   Winston-Salem       NC      27105   Column Financial, Inc.         150     $9,000,000          $8,967,543         $7,107,423
   68   Elko                NV      89801   Column Financial, Inc.          77     $8,900,000          $8,869,633         $7,094,443
   70   New York            NY      10013   Column Financial, Inc.           3     $8,750,000          $8,750,000         $7,549,347
   71   San Antonio         TX      78216   Column Financial, Inc.         328     $8,700,000          $8,700,000         $7,828,716
   72   Denton              TX      76209   Column Financial, Inc.         308     $8,500,000          $8,494,653         $7,410,643
   73   San Antonio         TX      78217   Column Financial, Inc.         216     $8,300,000          $8,300,000         $7,468,776
   75   Norwalk             OH      44857   Column Financial, Inc.      59,034     $8,070,000          $8,070,000         $7,191,064
   76   Cary                NC      27511   Column Financial, Inc.         140     $8,000,000          $7,971,166         $6,318,321
   77   Bessemer            AL      35022   Column Financial, Inc.          84     $7,900,000          $7,870,448         $6,198,902
   79   Portland            ME      04102   Column Financial, Inc.     114,911     $7,500,000          $7,477,859         $6,191,318
   84   University Heights  OH      44118   Column Financial, Inc.      43,018     $7,130,000          $7,112,214         $6,097,385
   85   Sarasota            FL      34233   Column Financial, Inc.      56,510     $7,074,000          $7,074,000         $6,619,800
   86   Tulsa               OK      74133   Column Financial, Inc.      59,060     $7,065,000          $7,059,846         $6,074,286
   87   Newark              NJ      07104   Column Financial, Inc.      62,584     $6,790,000          $6,790,000         $6,114,537
   89   York                PA      17408   Column Financial, Inc.         104     $6,635,000          $6,635,000         $5,984,637
   91   Chicago             IL      60632   Column Financial, Inc.     167,700     $6,600,000          $6,596,010         $5,801,882
   92   Austin              TX      78741   Column Financial, Inc.         190     $6,425,000          $6,425,000         $5,932,599
   95   Tujunga             CA      91042   Column Financial, Inc.      34,265     $6,340,000          $6,322,285         $5,356,330
   98   Rawlins             WY      82301   Column Financial, Inc.          65     $6,175,000          $6,161,795         $4,993,490
   99   Council Bluffs      IA      51501   Column Financial, Inc.          66     $6,000,000          $5,987,537         $5,235,371
  101   Mesquite            TX      75150   Column Financial, Inc.         164     $5,700,000          $5,700,000         $5,700,000
  103   Winston-Salem       NC      27104   Column Financial, Inc.         120     $5,600,000          $5,600,000         $5,600,000
  105   La Puente           CA      91744   Column Financial, Inc.     120,334     $5,323,000          $5,314,907         $4,625,855
  106   Elizabeth City      NC      27909   Column Financial, Inc.      40,928     $5,200,000          $5,200,000         $4,478,114
  107   Humble              TX      77346   Column Financial, Inc.      23,524     $5,074,000          $5,074,000         $4,538,465
  109   Bloomingdale        IL      60108   Column Financial, Inc.      18,495     $5,000,000          $5,000,000         $4,339,325
  110   Cherry Hill         NJ      08003   Column Financial, Inc.      19,860     $4,926,000          $4,926,000         $4,412,077
  114   Alpharetta          GA      30022   Column Financial, Inc.      70,165     $4,800,000          $4,800,000         $4,659,165
  115   Cahokia             IL      62206   Column Financial, Inc.      96,426     $4,789,000          $4,789,000         $4,362,078
  120   Wayne               MI      48184   Column Financial, Inc.         124     $4,400,000          $4,400,000         $3,909,246
  121   Corpus Christi      TX      78401   Column Financial, Inc.     118,935     $4,360,000          $4,360,000         $3,817,516
  124   Stafford            VA      22554   Column Financial, Inc.          58     $4,235,000          $4,224,677         $3,631,479
  126   Dayton              TX      77535   Column Financial, Inc.         128     $4,100,000          $4,100,000         $3,953,302
  127                                       Column Financial, Inc.                 $4,100,000          $4,100,000         $3,626,545
127.1   Minot               ND      58701                                  230     $2,136,376          $2,136,376         $1,889,675
127.2   Minot               ND      58701                                  101     $1,001,966          $1,001,966           $886,263
127.3   Minot               ND      58701                                  114       $961,657            $961,657           $850,608
  130   Richmond            VA      23229   Column Financial, Inc.      31,627     $4,000,000          $4,000,000         $3,574,664
  132   Wallingford         CT      06492   Column Financial, Inc.      43,628     $3,860,000          $3,860,000         $3,446,402
  133   Weatherford         OK      73096   Column Financial, Inc.          65     $3,800,000          $3,795,833         $3,016,536
  134   Cary                IL      60013   Column Financial, Inc.      16,897     $3,690,000          $3,690,000         $3,355,813
  135   Los Angeles         CA      90013   Column Financial, Inc.      60,200     $3,550,000          $3,542,216         $3,080,195
  136   Raleigh             NC      27601   Column Financial, Inc.      32,961     $3,500,000          $3,500,000         $3,121,918
  137   Mesa                AZ      85205   Column Financial, Inc.      34,140     $3,446,000          $3,446,000         $3,243,720
  138   McDonough           GA      30253   Column Financial, Inc.      24,000     $3,450,000          $3,438,092         $2,927,052
  139   Carson              CA      90745   Column Financial, Inc.      64,457     $3,330,000          $3,324,193         $2,847,070
  140   Irondequoit         NY      14622   Column Financial, Inc.      77,335     $3,300,000          $3,300,000         $2,955,022
  141   Smyrna              GA      30080   Column Financial, Inc.          76     $3,240,000          $3,240,000         $3,240,000
  142   Houston             TX      77057   Column Financial, Inc.         101     $3,230,000          $3,230,000         $2,854,831
  145   Orland Park         IL      60467   Column Financial, Inc.       9,420     $3,175,000          $3,154,677         $2,693,279
  146   Duncanville         TX      75116   Column Financial, Inc.      64,492     $3,143,000          $3,143,000         $2,819,646
  149   Plano               TX      75074   Column Financial, Inc.      52,318     $3,078,000          $3,075,837         $2,656,171
  150   Decatur             GA      30034   Column Financial, Inc.          76     $3,040,000          $3,040,000         $3,040,000
  151   Southern Pines      NC      28387   Column Financial, Inc.      53,614     $3,000,000          $2,995,271         $2,591,990
  152   Homewood            AL      35209   Column Financial, Inc.      56,996     $3,000,000          $2,992,749         $2,570,456
  153   Syracuse            NY      13219   Column Financial, Inc.          80     $2,950,000          $2,950,000         $2,684,888
  154   Hudson              WI      54016   Column Financial, Inc.      13,945     $2,940,000          $2,940,000         $2,820,264
  155   Boise               ID      83713   Column Financial, Inc.          64     $2,750,000          $2,745,374         $2,357,485
  156   San Diego           CA      92131   Column Financial, Inc.      10,030     $2,685,000          $2,685,000         $2,685,000
  157   Wharton             NJ      07885   Column Financial, Inc.     183,388     $2,660,000          $2,660,000         $2,376,281
  158   High Point          NC      27265   Column Financial, Inc.      67,075     $2,587,500          $2,567,053         $1,716,083
  159   Southington         CT      06489   Column Financial, Inc.      22,481     $2,500,000          $2,500,000         $2,235,327
  160   Madison             AL      35759   Column Financial, Inc.      89,906     $2,500,000          $2,482,141         $2,125,294
  161   Morgantown          WV      26505   Column Financial, Inc.          31     $2,450,000          $2,444,938         $2,016,107
  162   San Antonio         TX      78207   Column Financial, Inc.      21,910     $2,440,000          $2,440,000         $2,202,011
  163   Alpharetta          GA      30004   Column Financial, Inc.      15,700     $2,452,500          $2,436,766         $2,079,785
  164   Sioux Falls         SD      57108   Column Financial, Inc.      15,517     $2,429,000          $2,429,000         $2,085,194
  165   Montclair           CA      91763   Column Financial, Inc.       5,856     $2,426,000          $2,426,000         $2,189,903
  166   Mesa                AZ      85208   Column Financial, Inc.       9,920     $2,350,000          $2,350,000         $2,090,854
  167   Woodstock           GA      30189   Column Financial, Inc.      12,000     $2,350,000          $2,350,000         $2,035,346
  168   Cold Spring         KY      41076   Column Financial, Inc.      13,600     $2,280,000          $2,273,659         $1,931,438
  170   Maricopa            AZ      85239   Column Financial, Inc.       8,920     $2,235,000          $2,235,000         $2,024,502
  171   Waco                TX      76706   Column Financial, Inc.         108     $2,100,000          $2,089,653         $1,643,892
  172   Moorestown          NJ      08057   Column Financial, Inc.          32     $2,060,000          $2,055,166         $1,940,664
  174   Charlottesville     VA      22901   Column Financial, Inc.          22     $1,925,000          $1,920,290         $1,643,753
  175   Calcutta            OH      43920   Column Financial, Inc.      17,292     $1,920,000          $1,915,638         $1,659,547
  176   Corsicana           TX      75110   Column Financial, Inc.      18,227     $1,897,000          $1,894,309         $1,658,507
  177   Gretna              NE      68028   Column Financial, Inc.          35     $1,864,000          $1,857,985         $1,600,098
  178   Omaha               NE      68137   Column Financial, Inc.          26     $1,860,000          $1,853,997         $1,596,664
  179   Houston             TX      77030   Column Financial, Inc.      26,715     $1,850,000          $1,845,850         $1,601,239
  180   Santa Ana           CA      92705   Column Financial, Inc.      26,789     $1,800,000          $1,796,987         $1,546,799
  181   Greenville          NC      27834   Column Financial, Inc.          54     $1,718,000          $1,718,000         $1,511,158
  182   Loveland            OH      45140   Column Financial, Inc.      18,460     $1,655,000          $1,651,426         $1,438,309
  183   Richmond            VA      23231   Column Financial, Inc.      33,932     $1,550,000          $1,550,000         $1,378,056
  184   Cleburne            TX      76033   Column Financial, Inc.      57,400     $1,513,000          $1,506,540         $1,292,794
  185   Lufkin              TX      75904   Column Financial, Inc.     104,410     $1,500,000          $1,500,000         $1,351,218
  186   Douglasville        GA      30135   Column Financial, Inc.      12,000     $1,500,000          $1,496,294         $1,281,912
  187   Plano               TX      75023   Column Financial, Inc.      15,045     $1,500,000          $1,493,306         $1,274,636
  188   Perris              CA      92571   Column Financial, Inc.       7,040     $1,424,000          $1,417,631         $1,209,699
  189   Boise               ID      83706   Column Financial, Inc.      14,177     $1,400,000          $1,397,955         $1,220,115
  191   Tempe               AZ      85283   Column Financial, Inc.      16,963     $1,180,000          $1,179,191         $1,020,744
  192   Phoenix             AZ      85006   Column Financial, Inc.       7,468     $1,000,000            $995,869           $857,878
  193   Algonac             MI      48001   Column Financial, Inc.       7,000       $925,000            $920,247           $789,096
  194   Memphis             TN      38118   Column Financial, Inc.      36,228       $824,000            $824,000           $798,898




                        Initial         Orig            Rem.            Orig            Rem.
        Fee/            Interest Only   Amort.          Amort.          Term to         Term to            Interest
#       Leasehold       Term            Term            Term (1)        Maturity (7)    Maturity (1)(7)    Rate
-----   -------------   -------------   -------------   -------------   -------------   ----------------   ----------------
    1   Leasehold                  60   Interest Only   Interest Only              60                56        7.0425580645%
    3   Various                    60             360             360             120               116              6.3800%
  3.1   Fee
  3.2   Fee/Leasehold
  3.3   Fee
  3.4   Fee
  3.5   Fee
  3.6   Fee
  3.7   Fee
  3.8   Fee
  3.9   Fee
 3.10   Fee
 3.11   Fee
    4   Fee                       120   Interest Only   Interest Only             120               114              5.6460%
    6   Fee                        84   Interest Only   Interest Only              84                79              5.8560%
    8   Fee                        84   Interest Only   Interest Only              84                78              5.6700%
  8.1   Fee
  8.2   Fee
  8.3   Fee
  8.4   Fee
  8.5   Fee
  8.6   Fee
  8.7   Fee
  8.8   Fee
  8.9   Fee
    9   Fee                       119   Interest Only   Interest Only             119               116              5.7990%
   11   Fee                        36             360             360             120               117              6.3100%
 11.1   Fee
 11.2   Fee
 11.3   Fee
 11.4   Fee
 11.5   Fee
   14   Fee                        60   Interest Only   Interest Only              60                55    6.12619884169884%
   17   Fee                        60             360             360             114               110              6.1760%
   18   Fee                        60   Interest Only   Interest Only              60                55              6.0500%
 18.1   Fee
 18.2   Fee
 18.3   Fee
 18.4   Fee
 18.5   Fee
   19   Fee                        60   Interest Only   Interest Only              60                55              6.0500%
 19.1   Fee
 19.2   Fee
 19.3   Fee
 19.4   Fee
   20   Fee                        36             360             360             120               117              5.7900%
   21   Fee                        36             360             360             120               117              5.7900%
   22   Fee                        36             360             360             120               117              5.7900%
   23   Fee                        36             360             360             120               117              6.1700%
   25   Fee                       120   Interest Only   Interest Only             120               119              5.6500%
   26   Fee                        12             360             360              60                57              6.3900%
   28   Fee                        12             360             360              60                58              7.3200%
   30   Fee                       120   Interest Only   Interest Only             120               115              6.4300%
   31   Fee                        23             360             360             120               116              6.3660%
   33   Fee                        24             360             360             120               118              6.3500%
   34   Fee                       120   Interest Only   Interest Only             120               118              6.3550%
   39   Fee                        60             360             360             120               116              6.0500%
   40   Fee                         0             300             299             119               118              7.2625%
   41   Fee                        36             360             360             119               118              5.6300%
   42   Fee                         0             360             360             120               120              6.7500%
   43   Fee                         0             360             352             120               112              5.8400%
   44   Fee                       120   Interest Only   Interest Only             120               119              6.3200%
   45   Fee                       120   Interest Only   Interest Only             120               115              6.4300%
   52   Fee                        60             360             360             120               115              6.1825%
   53   Fee                         0             360             358             120               118              6.4600%
   54   Fee                         0             360             358             120               118              6.4200%
   56   Fee                        12             360             360             120               116              6.4300%
 56.1   Fee
 56.2   Fee
   57   Fee                        36             360             360             119               116              5.8500%
   58   Fee                        36             360             360              59                56              5.8500%
   59   Fee                        36             360             360             113               113              6.4000%
   61   Fee                         0             360             358             118               116              5.7000%
   62   Fee                       119   Interest Only   Interest Only             119               110              5.6550%
   64   Fee                       119   Interest Only   Interest Only             119               110              5.6550%
   65   Fee                        36             360             360             120               117              6.3400%
   66   Fee                        60             360             360             120               116              6.2900%
   67   Fee                         0             300             297             120               117              6.5870%
   68   Fee                         0             300             297             120               117              6.8800%
   70   Fee                         0             360             360             120               120              6.6000%
   71   Fee                        36             360             360             122               117              5.9400%
   72   Fee                         0             360             359             120               119              6.9800%
   73   Fee                        36             360             360             122               117              5.9400%
   75   Fee                        24             360             360             121               118              6.3125%
   76   Fee                         0             300             297             120               117              6.5900%
   77   Fee                         0             300             297             120               117              6.3900%
   79   Fee                         0             324             321             120               117              6.6900%
   84   Fee                         0             360             357             120               117              6.2800%
   85   Fee                        60             360             360             121               117              6.1175%
   86   Fee                         0             360             359             120               119              6.4700%
   87   Fee                        36             360             360             120               114              5.8150%
   89   Fee                        24             360             360             120               120              6.8200%
   91   Fee                         0             360             359             117               116              7.1100%
   92   Fee                        48             360             360             120               115              6.2130%
   95   Fee                         0             360             357             119               116              5.8000%
   98   Fee                         0             300             298             120               118              7.3500%
   99   Fee                         0             360             357             120               117              7.0100%
  101   Fee                        60   Interest Only   Interest Only              60                55              6.5500%
  103   Fee                       120   Interest Only   Interest Only             120               112              6.6800%
  105   Fee                         0             360             358             119               117              6.8025%
  106   Fee                        12             360             360             119               119              5.6500%
  107   Fee                        24             360             360             119               117              6.3520%
  109   Fee                         0             360             360             115               115              6.4900%
  110   Fee                        24             360             360             120               117              6.4800%
  114   Fee                        24             360             360              60                56              6.9950%
  115   Fee                        36             360             360             120               116              6.4100%
  120   Fee                        24             360             360             120               115              6.1100%
  121   Fee                        12             360             360             120               118              6.3600%
  124   Fee                         0             360             357             120               117              6.3750%
  126   Fee                        24             360             360              60                55              6.0700%
  127   Fee                        24             360             360             120               114              5.9100%
127.1   Fee
127.2   Fee
127.3   Fee
  130   Fee                        24             360             360             120               118              6.3800%
  132   Fee                        24             360             360             120               116              6.3300%
  133   Fee                         0             300             299             120               119              6.7500%
  134   Fee                        36             360             360             120               117              6.3300%
  135   Fee                         0             360             357             120               117              6.8000%
  136   Fee                        24             360             360             120               119              6.2900%
  137   Fee                        60             360             360             120               116              6.4800%
  138   Fee                         0             360             356             121               117              6.0675%
  139   Fee                         0             360             358             119               117              6.2125%
  140   Fee                        24             360             360             120               119              6.4700%
  141   Fee                       119   Interest Only   Interest Only             119               110              5.6550%
  142   Fee                        24             360             360             120               115              5.8800%
  145   Fee                         0             360             353             120               113              6.0000%
  146   Fee                        18             360             360             120               118              6.9600%
  149   Fee                         0             360             359             120               119              6.6025%
  150   Fee                       119   Interest Only   Interest Only             119               110              5.6550%
  151   Fee                         0             360             358             120               118              6.6500%
  152   Fee                         0             360             357             121               118              6.4100%
  153   Fee                        36             360             360             120               118              6.3750%
  154   Fee                        12             360             360              60                57              6.9925%
  155   Fee                         0             360             358             120               118              6.3700%
  156   Fee                       120   Interest Only   Interest Only             120               118              6.9700%
  157   Fee                        24             360             360             120               119              6.3600%
  158   Fee                         0             240             236             120               116              6.2900%
  159   Fee                        24             360             360             120               117              6.4000%
  160   Fee                         0             360             352             120               112              6.0700%
  161   Fee                         0             324             322             120               118              6.5900%
  162   Fee                        24             360             360             120               118              6.8450%
  163   Fee                         0             360             353             120               113              5.9900%
  164   Fee                         0             360             360             120               120              6.4200%
  165   Fee                        36             360             360             118               116              5.7900%
  166   Fee                        24             360             360             122               119              6.3200%
  167   Fee                         0             360             360             120               120              6.7400%
  168   Fee                         0             360             357             118               115              5.8200%
  170   Fee                        36             360             360             121               117              6.1900%
  171   Fee                         0             300             296             121               117              6.4050%
  172   Fee                         0             360             357              60                57              6.5300%
  174   Fee                         0             360             357             122               119              6.3600%
  175   Fee                         0             360             357             120               117              6.6600%
  176   Fee                         0             360             358             120               118              7.0900%
  177   Fee                         0             360             356             119               115              6.3400%
  178   Fee                         0             360             356             119               115              6.3400%
  179   Fee                         0             360             357             120               117              6.7100%
  180   Fee                         0             360             358             119               117              6.3925%
  181   Fee                        18             360             360             122               118              6.2700%
  182   Fee                         0             360             357             120               117              6.8600%
  183   Fee                        12             360             360             120               116              6.9850%
  184   Fee                         0             360             355             120               115              6.2500%
  185   Fee                        24             360             360             120               119              6.7525%
  186   Fee                         0             360             357             121               118              6.3200%
  187   Fee                         0             360             355             120               115              6.0600%
  188   Fee                         0             360             355             120               115              6.0500%
  189   Fee                         0             360             358             120               118              6.9700%
  191   Fee                         0             360             359             120               119              6.6900%
  192   Fee                         0             360             355             120               115              6.3900%
  193   Fee                         0             360             354             120               114              6.1900%
  194   Fee                        24             360             360              59                55              6.6700%

                           First
        Monthly            Payment      Maturity                                 Administration    Letter of
#       Payment            Date         Date         ARD (8)   Defeasance (10)   Fees              Credit
-----   --------------     ----------   ----------   -------   ---------------   --------------    -----------
    1   $1,844,596 (11)    8/11/2007    7/11/2012    N/A       Yes                      0.02082%   N/A
    3   $1,161,006         8/11/2007    7/11/2017    N/A       Yes                      0.06082%   $21,000,000
  3.1
  3.2
  3.3
  3.4
  3.5
  3.6
  3.7
  3.8
  3.9
 3.10
 3.11
    4     $781,144         6/11/2007    5/11/2017    N/A       No                       0.02082%   N/A
    6     $420,561         7/11/2007    6/11/2014    N/A       Yes                      0.03332%   N/A
    8     $304,995         6/11/2007    5/11/2014    N/A       No                       0.02082%   $11,000,000
  8.1
  8.2
  8.3
  8.4
  8.5
  8.6
  8.7
  8.8
  8.9
    9     $264,579         9/11/2007    7/11/2017    N/A       Yes                      0.02082%   N/A
   11     $304,435         9/11/2007    8/11/2017    N/A       Yes                      0.02082%   N/A
 11.1
 11.2
 11.3
 11.4
 11.5
   14     $214,496 (21  )  7/11/2007    6/11/2012    N/A       Yes (22)                 0.02082%   N/A
   17     $207,710         8/11/2007    1/11/2017    N/A       Yes                      0.02082%   N/A
   18     $173,670         7/11/2007    6/11/2012    N/A       Yes                      0.02082%   N/A
 18.1
 18.2
 18.3
 18.4
 18.5
   19     $170,270         7/11/2007    6/11/2012    N/A       Yes                      0.02082%   N/A
 19.1
 19.2
 19.3
 19.4
   20      $64,473         9/11/2007    8/11/2017    N/A       Yes                      0.06082%    $1,000,000
   21      $58,612         9/11/2007    8/11/2017    N/A       Yes                      0.06082%   N/A
   22      $57,732         9/11/2007    8/11/2017    N/A       Yes                      0.06082%   N/A
   23      $14,653         9/11/2007    8/11/2017    N/A       Yes                      0.06082%   N/A
   25     $119,677         11/11/2007   10/11/2017   N/A       Yes                      0.02082%   N/A
   26     $154,338         9/11/2007    8/11/2012    N/A       Yes                      0.02082%   N/A
   28     $148,377         10/11/2007   9/11/2012    N/A       Yes                      0.02082%   N/A
   30     $108,655         7/11/2007    6/11/2017    N/A       Yes                      0.03332%   N/A
   31     $124,220         8/11/2007    7/11/2017    N/A       Yes                      0.02082%   N/A
   33     $116,669         10/11/2007   9/11/2017    N/A       Yes                      0.03082%   N/A
   34     $100,193         10/11/2007   9/11/2017    N/A       Yes                      0.03332%   N/A
   39      $91,621         8/11/2007    7/11/2017    N/A       Yes                      0.02082%   N/A
   40     $101,306         11/11/2007   9/11/2017    N/A       Yes                      0.02082%   N/A
   41      $77,756         11/11/2007   9/11/2017    N/A       Yes                      0.03332%   N/A
   42      $83,345         12/11/2007   11/11/2017   N/A       Yes                      0.02082%   N/A
   43      $74,841         4/11/2007    3/11/2017    N/A       Yes                      0.03082%   N/A
   44      $67,015         11/11/2007   10/11/2017   N/A       Yes                      0.03082%   N/A
   45      $67,909         7/11/2007    6/11/2017    N/A       Yes                      0.03332%   N/A
   52      $62,356         7/11/2007    6/11/2017    N/A       Yes                      0.03332%   N/A
   53      $38,711         10/11/2007   9/11/2017    N/A       Yes                      0.05082%   N/A
   54      $25,386         10/11/2007   9/11/2017    N/A       Yes                      0.05082%   N/A
   56      $62,590         8/11/2007    7/11/2017    N/A       Yes                      0.02082%   N/A
 56.1
 56.2
   57      $49,113         9/11/2007    7/11/2017    N/A       Yes                            0.02082%   N/A
   58       $8,112         9/11/2007    7/11/2012    N/A       No                             0.02082%   N/A
   59      $60,674         12/11/2007   4/11/2017    N/A       Yes                            0.02082%   N/A
   61      $55,718         10/11/2007   7/11/2017    N/A       Yes                            0.02082%   N/A
   62      $44,531         3/11/2007    1/11/2017    N/A       Yes                            0.02082%   N/A
   64      $44,339         3/11/2007    1/11/2017    N/A       Yes                            0.02082%   N/A
   65      $57,496         9/11/2007    8/11/2017    N/A       Yes                            0.03332%   N/A
   66      $55,649         8/11/2007    7/11/2017    N/A       Yes                            0.02082%   N/A
   67      $61,259         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
   68      $62,224         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
   70      $55,883         12/11/2007   11/11/2017   N/A       Yes                            0.02082%   N/A
   71      $51,826         7/11/2007    8/11/2017    N/A       Yes                            0.03082%   N/A
   72      $56,437         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
   73      $49,443         7/11/2007    8/11/2017    N/A       Yes                            0.03082%   N/A
   75      $50,017         9/11/2007    9/11/2017    N/A       Yes                            0.03332%   N/A
   76      $54,467         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
   77      $52,800         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
   79      $50,080         9/11/2007    8/11/2017    N/A       No                             0.02082%   N/A
   84      $44,040         9/11/2007    8/11/2017    N/A       Yes                            0.06082%   N/A
   85      $42,948         8/11/2007    8/11/2017    N/A       Yes                            0.03332%   N/A
   86      $44,516         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
   87      $39,905         6/11/2007    5/11/2017    N/A       Yes                            0.02082%   N/A
   89      $43,344         12/11/2007   11/11/2017   N/A       Yes                            0.02082%   N/A
   91      $44,399         11/11/2007   7/11/2017    N/A       Yes                            0.03332%   N/A
   92      $39,405         7/11/2007    6/11/2017    N/A       Yes                            0.03332%   N/A
   95      $37,200         9/11/2007    7/11/2017    N/A       Yes                            0.02082%   N/A
   98      $45,032         10/11/2007   9/11/2017    N/A       Yes                            0.02082%   N/A
   99      $39,958         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  101      $31,545         7/11/2007    6/11/2012    N/A       Yes                            0.02082%   N/A
  103      $31,606         4/11/2007    3/11/2017    N/A       Yes                            0.02082%   N/A
  105      $34,711         10/11/2007   8/11/2017    N/A       Yes                            0.02082%   N/A
  106      $30,016         12/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  107      $31,579         10/11/2007   8/11/2017    N/A       Yes                            0.03332%   N/A
  109      $31,571         12/11/2007   6/11/2017    N/A       Yes                            0.03082%   N/A
  110      $31,071         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  114      $31,918         8/11/2007    7/11/2012    N/A       Yes                            0.03332%      $250,000
  115      $29,987         8/11/2007    7/11/2017    N/A       Yes                            0.03082%   N/A
  120      $26,692         7/11/2007    6/11/2017    N/A       Yes                            0.06082%   N/A
  121      $27,158         10/11/2007   9/11/2017    N/A       Yes                            0.03332%   N/A
  124      $26,421         9/11/2007    8/11/2017    N/A       No                             0.03332%   N/A
  126      $24,766         7/11/2007    6/11/2012    N/A       Yes                            0.02082%   N/A
  127      $24,345         6/11/2007    5/11/2017    N/A       Yes                            0.02082%   N/A
127.1
127.2
127.3
  130      $24,968         10/11/2007   9/11/2017    N/A       No                             0.02082%   N/A
  132      $23,968         8/11/2007    7/11/2017    N/A       Yes                            0.02082%   N/A
  133      $26,255         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  134      $22,912         9/11/2007    8/11/2017    N/A       Yes                            0.03082%   N/A
  135      $23,143         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  136      $21,641         11/11/2007   10/11/2017   N/A       Yes                            0.03332%   N/A
  137      $21,736         8/11/2007    7/11/2017    N/A       Yes                            0.02082%   N/A
  138      $20,834         8/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  139      $20,422         10/11/2007   8/11/2017    N/A       Yes                            0.02082%   N/A
  140      $20,793         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  141      $15,481         3/11/2007    1/11/2017    N/A       Yes                            0.02082%   N/A
  142      $19,117         7/11/2007    6/11/2017    N/A       Yes                            0.03332%   N/A
  145      $19,036         5/11/2007    4/11/2017    N/A       Yes                            0.02082%   N/A
  146      $20,826         10/11/2007   9/11/2017    N/A       Yes                            0.03332%   N/A
  149      $19,663         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  150      $14,525         3/11/2007    1/11/2017    N/A       Yes                            0.02082%   N/A
  151      $19,259         10/11/2007   9/11/2017    N/A       Yes                            0.09082%   N/A
  152      $18,785         9/11/2007    9/11/2017    N/A       Yes                            0.02082%   N/A
  153      $18,404         10/11/2007   9/11/2017    N/A       Yes                            0.02082%   N/A
  154      $19,545         9/11/2007    8/11/2012    N/A       Yes                            0.02082%   N/A
  155      $17,147         10/11/2007   9/11/2017    N/A       Yes                            0.02082%   N/A
  156      $15,812         10/11/2007   9/11/2017    N/A       No                             0.02082%   N/A
  157      $16,569         11/11/2007   10/11/2017   N/A       Yes                            0.03332%   N/A
  158      $18,973         8/11/2007    7/11/2017    N/A       Yes                            0.03332%   N/A
  159      $15,638         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  160      $15,101         4/11/2007    3/11/2017    N/A       Yes                            0.11082%   N/A
  161      $16,202         10/11/2007   9/11/2017    N/A       Yes                            0.09082%   N/A
  162      $15,980         10/11/2007   9/11/2017    N/A       Yes                            0.02082%   N/A
  163      $14,688         5/11/2007    4/11/2017    N/A       Yes                            0.02082%   N/A
  164      $15,225         12/11/2007   11/11/2017   N/A       Yes                            0.05082%   N/A
  165      $14,219         10/11/2007   7/11/2017    N/A       Yes                            0.02082%   N/A
  166      $14,577         9/11/2007    10/11/2017   N/A       Yes                            0.02082%   N/A
  167      $15,226         12/11/2007   11/11/2017   N/A       Yes                            0.11082%   N/A
  168      $13,407         9/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  170      $13,674         8/11/2007    8/11/2017    N/A       No                             0.02082%   N/A
  171      $14,055         8/11/2007    8/11/2017    N/A       Yes                            0.03332%   N/A
  172      $13,061         9/11/2007    8/11/2012    N/A       Yes                            0.02082%   N/A
  174      $11,991         9/11/2007    10/11/2017   N/A       Yes                            0.02082%   N/A
  175      $12,338         9/11/2007    8/11/2017    N/A       Yes                            0.02082%   N/A
  176      $12,736         10/11/2007   9/11/2017    N/A       Yes                            0.02082%      $125,000
  177      $11,586         8/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  178      $11,561         8/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  179      $11,950         9/11/2007    8/11/2017    N/A       Yes                            0.03332%   N/A
  180      $11,250         10/11/2007   8/11/2017    N/A       Yes                            0.02082%   N/A
  181      $10,600         8/11/2007    9/11/2017    N/A       Yes                            0.02082%   N/A
  182      $10,856         9/11/2007    8/11/2017    N/A       Yes                            0.03332%   N/A
  183      $10,297         8/11/2007    7/11/2017    N/A       Yes                            0.16082%   N/A
  184       $9,316         7/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  185       $9,731         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  186       $9,304         9/11/2007    9/11/2017    N/A       Yes                            0.02082%   N/A
  187       $9,051         7/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  188       $8,583         7/11/2007    6/11/2017    N/A       Yes                            0.02082%   N/A
  189       $9,286         10/11/2007   9/11/2017    N/A       Yes                            0.02082%   N/A
  191       $7,606         11/11/2007   10/11/2017   N/A       Yes                            0.02082%   N/A
  192       $6,249         7/11/2007    6/11/2017    N/A       Yes                            0.06082%   N/A
  193       $5,659         6/11/2007    5/11/2017    N/A       Yes                            0.02082%   N/A
  194       $5,301         8/11/2007    6/11/2012    N/A       Yes                            0.02082%   N/A



                                                 Earthquake   Environmental   Net Mortgage
#       Letter of Credit Description             Insurance    Insurance       Rate
-----   --------------------------------------   ----------   -------------   ------------
    1   N/A                                      Yes          No              7.0217410645%
    3   In lieu of Initial Deposit to Earnout
         Reserve and TILC Reserve                Yes          No              6.3191830000%
  3.1                                            Yes          No
  3.2                                            Yes          No
  3.3                                            Yes          No
  3.4                                            Yes          No
  3.5                                            Yes          No
  3.6                                            Yes          No
  3.7                                            Yes          No
  3.8                                            Yes          No
  3.9                                            Yes          No
 3.10                                            Yes          No
 3.11                                            Yes          No
    4   N/A                                      Yes          No              5.6251830000%
    6   N/A                                      N/A          No              5.8226830000%
    8   PIP Letter of Credit                     Yes          No              5.6491830000%
  8.1                                            Yes          No
  8.2                                            Yes          No
  8.3                                            Yes          No
  8.4                                            Yes          No
  8.5                                            Yes          No
  8.6                                            Yes          No
  8.7                                            Yes          No
  8.8                                            Yes          No
  8.9                                            Yes          No
    9   N/A                                      Yes          No              5.7781830000%
   11   N/A                                      N/A          No              6.2891830000%
 11.1                                            N/A          No
 11.2                                            N/A          No
 11.3                                            N/A          No
 11.4                                            N/A          No
 11.5                                            N/A          No
   14   N/A                                      Yes          No              6.1053818417%
   17   N/A                                      N/A          No              6.1551830000%
   18   N/A                                      Yes          No              6.0291830000%
 18.1                                            Yes          No
 18.2                                            Yes          No
 18.3                                            Yes          No
 18.4                                            Yes          No
 18.5                                            Yes          No
   19   N/A                                      Yes          No              6.0291830000%
 19.1                                            Yes          No
 19.2                                            Yes          No
 19.3                                            Yes          No
 19.4                                            Yes          No
   20   In lieu of Earnout Reserve               N/A          No              5.7291830000%
   21   N/A                                      N/A          No              5.7291830000%
   22   N/A                                      N/A          No              5.7291830000%
   23   N/A                                      N/A          No              6.1091830000%
   25   N/A                                      Yes          No              5.6291830000%
   26   N/A                                      Yes          No              6.3691830000%
   28   N/A                                      Yes          No              7.2991830000%
   30   N/A                                      N/A          No              6.3966830000%
   31   N/A                                      Yes          No              6.3451830000%
   33   N/A                                      N/A          No              6.3191830000%
   34   N/A                                      Yes          No              6.3216830000%
   39   N/A                                      N/A          No              6.0291830000%
   40   N/A                                      N/A          No              7.2416830000%
   41   N/A                                      N/A          No              5.5966830000%
   42   N/A                                      N/A          No              6.7291830000%
   43   N/A                                      Yes          No              5.8091830000%
   44   N/A                                      Yes          No              6.2891830000%
   45   N/A                                      N/A          No              6.3966830000%
   52   N/A                                      Yes          No              6.1491830000%
   53   N/A                                      N/A          No              6.4091830000%
   54   N/A                                      N/A          No              6.3691830000%
   56   N/A                                      N/A          No              6.4091830000%
 56.1                                            N/A          No
 56.2                                            N/A          No
   57   N/A                                      N/A          No              5.8291830000%
   58   N/A                                      N/A          No              5.8291830000%
   59   N/A                                      N/A          No              6.3791830000%
   61   N/A                                      N/A          No              5.6791830000%
   62   N/A                                      Yes          No              5.6341830000%
   64   N/A                                      Yes          No              5.6341830000%
   65   N/A                                      Yes          No              6.3066830000%
   66   N/A                                      Yes          No              6.2691830000%
   67   N/A                                      N/A          No              6.5661830000%
   68   N/A                                      N/A          No              6.8591830000%
   70   N/A                                      N/A          No              6.5791830000%
   71   N/A                                      N/A          No              5.9091830000%
   72   N/A                                      Yes          No              6.9591830000%
   73   N/A                                      N/A          No              5.9091830000%
   75   N/A                                      N/A          No              6.2791830000%
   76   N/A                                      N/A          No              6.5691830000%
   77   N/A                                      N/A          No              6.3691830000%
   79   N/A                                      Yes          No              6.6691830000%
   84   N/A                                      Yes          No              6.2191830000%
   85   N/A                                      N/A          No              6.0841830000%
   86   N/A                                      N/A          No              6.4491830000%
   87   N/A                                      N/A          No              5.7941830000%
   89   N/A                                      N/A          No              6.7991830000%
   91   N/A                                      Yes          No              7.0766830000%
   92   N/A                                      Yes          No              6.1796830000%
   95   N/A                                      N/A          No              5.7791830000%
   98   N/A                                      N/A          No              7.3291830000%
   99   N/A                                      N/A          No              6.9891830000%
  101   N/A                                      N/A          No              6.5291830000%
  103   N/A                                      N/A          No              6.6591830000%
  105   N/A                                      N/A          No              6.7816830000%
  106   N/A                                      N/A          No              5.6291830000%
  107   N/A                                      N/A          No              6.3186830000%
  109   N/A                                      N/A          No              6.4591830000%
  110   N/A                                      N/A          No              6.4591830000%
  114   In lieu of the cash deposit into the
         Earnout Reserve                         N/A          No              6.9616830000%
  115   N/A                                      Yes          No              6.3791830000%
  120   N/A                                      N/A          No              6.0491830000%
  121   N/A                                      N/A          No              6.3266830000%
  124   N/A                                      N/A          No              6.3416830000%
  126   N/A                                      Yes          No              6.0491830000%
  127   N/A                                      N/A          Yes             5.8891830000%
127.1                                            N/A          Yes
127.2                                            N/A          Yes
127.3                                            N/A          Yes
  130   N/A                                      N/A          Yes             6.3591830000%
  132   N/A                                      N/A          No              6.3091830000%
  133   N/A                                      N/A          No              6.7291830000%
  134   N/A                                      N/A          No              6.2991830000%
  135   N/A                                      N/A          Yes             6.7791830000%
  136   N/A                                      N/A          No              6.2566830000%
  137   N/A                                      N/A          No              6.4591830000%
  138   N/A                                      N/A          Yes             6.0466830000%
  139   N/A                                      N/A          No              6.1916830000%
  140   N/A                                      N/A          No              6.4491830000%
  141   N/A                                      Yes          No              5.6341830000%
  142   N/A                                      N/A          No              5.8466830000%
  145   N/A                                      Yes          No              5.9791830000%
  146   N/A                                      N/A          No              6.9266830000%
  149   N/A                                      N/A          No              6.5816830000%
  150   N/A                                      Yes          No              5.6341830000%
  151   N/A                                      N/A          Yes             6.5591830000%
  152   N/A                                      N/A          No              6.3891830000%
  153   N/A                                      N/A          Yes             6.3541830000%
  154   N/A                                      N/A          Yes             6.9716830000%
  155   N/A                                      N/A          Yes             6.3491830000%
  156   N/A                                      N/A          No              6.9491830000%
  157   N/A                                      N/A          No              6.3266830000%
  158   N/A                                      Yes          No              6.2566830000%
  159   N/A                                      N/A          Yes             6.3791830000%
  160   N/A                                      N/A          No              5.9591830000%
  161   N/A                                      N/A          Yes             6.4991830000%
  162   N/A                                      N/A          Yes             6.8241830000%
  163   N/A                                      N/A          No              5.9691830000%
  164   N/A                                      N/A          Yes             6.3691830000%
  165   N/A                                      N/A          No              5.7691830000%
  166   N/A                                      N/A          Yes             6.2991830000%
  167   N/A                                      N/A          No              6.6291830000%
  168   N/A                                      Yes          Yes             5.7991830000%
  170   N/A                                      N/A          Yes             6.1691830000%
  171   N/A                                      Yes          No              6.3716830000%
  172   N/A                                      N/A          Yes             6.5091830000%
  174   N/A                                      N/A          Yes             6.3391830000%
  175   N/A                                      N/A          Yes             6.6391830000%
  176   Lease Renewal Reserve                    N/A          No              7.0691830000%
  177   N/A                                      N/A          Yes             6.3191830000%
  178   N/A                                      N/A          Yes             6.3191830000%
  179   N/A                                      N/A          No              6.6766830000%
  180   N/A                                      N/A          No              6.3716830000%
  181   N/A                                      N/A          Yes             6.2491830000%
  182   N/A                                      N/A          No              6.8266830000%
  183   N/A                                      N/A          No              6.8241830000%
  184   N/A                                      N/A          Yes             6.2291830000%
  185   N/A                                      N/A          Yes             6.7316830000%
  186   N/A                                      N/A          Yes             6.2991830000%
  187   N/A                                      N/A          No              6.0391830000%
  188   N/A                                      N/A          Yes             6.0291830000%
  189   N/A                                      N/A          Yes             6.9491830000%
  191   N/A                                      N/A          Yes             6.6691830000%
  192   N/A                                      N/A          Yes             6.3291830000%
  193   N/A                                      N/A          Yes             6.1691830000%
  194   N/A                                      N/A          No              6.6491830000%


(A) The Underlying Mortgage Loans secured by CP Fairways at Woodfield, CP Rolling Hills, CP Birchwood Pointe and CP Arbors of Lapeer Apartments are cross-collateralized and cross-defaulted.

(B) The Underlying Mortgage Loans secured by Camelot Apartments and Crystal Street Apartments are cross-collateralized and cross-defaulted.

(C) The Underlying Mortgage Loans secured by Grand Panama and Grand Panama Building A2 are cross-collateralized and cross-defaulted.

(D) The Underlying Mortgage Loans secured by Ritz Coral Springs and Chick-fil-A Building, Starbucks Outparcel and Chick-fil-A, Bradenton are cross-collateralized and cross-defaulted.

(1)   Based on a Cut-off date in November 2007.

(2) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans, there can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(3) For hospitality properties, the occupancy presented above is the occupancy concluded by the respective loan seller at underwriting based on historical performance and future outlook. For further description of the underwriting criteria, please see "Description of the Sponsors" in the accompanying free writing prospectus.

(4) In the case of cross-collateralized and cross-defaulted underlying mortgage loans, the combined LTV is presented for each and every related underlying mortgage loan.

(5) U/W NCF reflects the net cash flow after underwritten replacement reserves, underwritten LC's & TI's and underwritten FF&E.

(6) DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted underlying mortgage loans the combined DSCR is presented for each and every related underlying mortgage loan.

(7) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.

(8)   Anticipated Repayment Date.

(9)   Prepayment Provision as of Origination:
      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for
       (y) payments
      A%/(y) = A% Prepayment for (y) payments
      0.0%/(z) = Prepayable at par for (z) payments

(10)  "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.

(11) The 450 Lexington Avenue Total Debt has an original balance of $600.0 million, which is comprised of the $310.0 million Mortgage Loan and the $290.0 million Mezzanine Loan. A $200.0 million pari-passu portion of the 450 Lexington Avenue Mortgage Loan is included in this transaction and as such is expected to be the controlling interest with respect to the Total Debt. The remaining portion of the Mortgage Loan totaling $110.0 million will be syndicated outside the trust. All calculations are based on the $310.0 million Mortgage Loan.

(12) Stabilized appraised value, cutoff LTV, and maturity LTV as of 6/1/2008 will be $250,000,000.00, 76.3%, and 76.3% respectively.

(13) With respect to the Gulf Coast Town Center Phases I & II mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years and 15 days from the "startup day" of the REMIC Trust.

(14) Letter of Credit in the amount of $8,200,000.00 will be provided by KeyBank at the time the loan is sold to the Trust.

(15) In lieu of the Earnout Reserve and TI/LC Reserve deposits, the borrower posted a letter of credit in the amount of $21 million. The letter of credit corresponds to the existing disbursement requirements per the loan documents. The first $8.5 million of the Earnout Reserve may be released to the TI/LC Reserve once the current Debt Service Coverage Ratio reaches 1.20x on the interest only debt service. The remaining $12.5 million of the Earnout Reserve may only be released once the current Debt Service Coverage Ratio reaches 1.20x on debt service based on a thirty-year amortization schedule, over a trailing 12-month period.

(16) The 60 Wall Street Total Debt has an original balance of $925.0 million. A $130.0 million pari-passu portion of the 60 Wall Street Mortgage Loan is included in this transaction. The remaining portion of the Mortgage Loan totaling $795.0 million will be syndicated outside the trust. All calculations are based on the $925.0 million Mortgage Loan.

(17) The Commerce Corporate Plaza Loan may be prepaid in part using certain reserve amounts up to $9.1 million beginning in February 2008, such prepayment to be accompanied by a yield maintenance payment by the borrower.

(18) The loan is locked out for the first two years from the "startup day" of the REMIC Trust, however, the borrower has the option to partially release any two (2) properties during the lockout period. Based on the Allocated Release Price per the Loan Agreement, a maximum of $17,766,536 can be prepaid during the lockout period with yield maintenance.

(19) The $75.487 million is bridge equity structured as debt at the parent level (the parent of the individual uncrossed SPE borrowers under the related underlying mortgage loan and other mortgage loans not included in the issuing entity), and is not secured by the related mortgaged real property. The loan is secured by a Collateral Assignment of Special Funding Agreement, which is simply a funding agreement with an indirect, ultimate Australian parent entity that has contractually agreed to advance funds to the Bridge Loan borrower as needed pursuant to the terms of the funding agreement. Lender is also the beneficiary of a Guaranty Agreement by Babcock & Brown Real Estate Investments LLC, a Delaware limited liability company, which guaranty backstops the enforceability of the Collateral Assignment of Special Funding Agreement. The loan is scheduled to mature March 31, 2008, but may be extended for 120 days. The loan is interest only at LIBOR + 1.25% for the term of the loan.

(20) Stabilized appraised value, cutoff LTV, and maturity LTV as of 10/1/2010 will be $77,700,000.00, 63.8%, and 63.8% respectively.

(21) The Woodfield Crossing Total Debt is evidenced by a $41.44 million mortgage loan, which will be an asset of the issuing entity and a $5.0 million mezzanine loan. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has market lender protections and is subject to a market intercreditor agreement. All calculations are based on the $41.44 million mortgage loan.

(22) With respect to the Woodfield Crossing mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of the REMIC Trust. Additionally, the borrower may partially release certain properties at any time during the term of the loan. Such partial releases are made with no payment due to Lender. However, there is an LTV requirement associated with such releases, for which the borrower may need to make a partial prepayment in order to satisfy the requirement.

(23) The FF&E reserve increases to 3% in the second year of the loan term, and 4% thereafter.

(24) With respect to the Central New York Medical Center mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years and 15 days from the "startup day" of the REMIC Trust.

(25)  The FF&E reserve increases to 4% in the second year of the loan term.

(26) With respect to the Albers Mill mortgage loan, in addition to the yield maintenance option, the loan has the option to be defeased at any time on and after the first business day following September 27, 2009, which is the two-year anniversary of the "startup day" of the related single-asset REMIC. In addition, the Albers Mill borrower has the option to pay a declining fixed premium in lieu of yield maintenance on and after the 60th payment due date.

(27) The Cochran - Simi Valley mortgage is structured with an $800,000 earnout and an $80,000 paydown premium. The Cut-Off LTV, U/W DSCR and current DSCR shown are net of earnout. Maturity LTV is shown at full leverage.

(28) The current LTV is based on the "As-is" Appraised Value. The Property is expected to reach stabilization on 5/8/2009 with a stabilized appraised value of $7.8 million, which will result in an LTV of 73.1%.

(29) Additionally, there is a subordinate $650,000 intercompany loan made to the related borrower by one of its affiliates that is secured by the related mortgaged real property. The lender under such loan is subject to a subordination and standstill agreement, has no rights and only receives cash flow to the extent available after any and all amounts due under the mortgage loan included in the issuing entity.

(30) Beginning on the Payment date 11/11/13, the monthly contractual replacement reserve will be $662.64.

(31) With respect to the West LA Self Storage mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years and 15 days from the "startup day" of the REMIC Trust.

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING CROSSED GROUPS

      (1) CP Arbors of Lapeer Apartments, CP Rolling Hills, CP Fairways at Woodfield and CP Birchwood Pointe


      (2) Camelot Apartments and Crystal Street Apartments


      (3) Grand Panama and Grand Panama Building A2

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                     [None]

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

            Exception to representation (xxvii)

            Allanza at the Lakes - Several pad-mounted, utility-owned transformers exist on the Mortgaged Property which are owned and operated by the Nevada Power Company. The units are not labeled as to their PCB status; however, based on the initial development of the Mortgaged Property in 1985, all units are presumed to be "non-PCB" transformers. One unit was observed by the environmental consultant to have staining around its side and base. This staining is considered a recognized environmental condition to the Mortgaged Property. The consultant recommended that the Nevada Power Company repair or replace the transformer. The loan documents include a covenant requiring the Borrower to provide written notification advising the Nevada Power Company of the stained unit within 30 days of closing. The Borrower is required to provide a copy of such written notification to the lender.

            Exception to representation (xxxi (B))

            Hacienda Plaza - Ground lessor has not agreed in writing that the ground lease cannot be amended or terminated without lender's consent. The Mortgage Loan is fully recourse to the Borrower and the related guarantor up to the maximum amount of $1,330,750.00 until such time as Borrower delivers to lender a fully executed amendment to the ground lease which includes mortgagee protection provisions satisfactory to the lender.

            Exception to representation (xxxi (C))

            Hacienda Plaza - The ground lease expires in 2033.

            Exception to representation (xxxi (I))

            Hacienda Plaza - Quiet possession is not addressed in the lease.

            Exception to representation (xxxi (J) and (K)

            Hacienda Plaza - Use of condemnation proceeds is not addressed in the lease.

            Exception to representation (xxxi (L))

            Hacienda Plaza - Lessor will enter into a new lease if the same is terminated due to a Borrower default but the right to a new lease after rejection in bankruptcy is not specifically included.

            Exception to representation (xxxiii)

            450 Lexington Avenue - The related Mortgaged Property secures, on a pari passu basis with the Mortgage Loan, another mortgage loan with an unpaid principal balance as of the cut-off date of $110,000,000.00. The rights of the lenders are governed by an intercreditor agreement.

            Breton Mills Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $1,050,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Princeton - This Mortgage Loan is part of an "A/B" loan structure. The B loan on this transaction is in the aggregate amount of $850,000.00. The portion of the B loan in the amount of $200,000 is subordinate to the Mortgage Loan pursuant to that certain co-lender agreement, dated as of November 1, 2007, between Column Financial, Inc. as Note A Holder and Column Financial, Inc. as Note B Holder. The portion of the B loan in the amount of $650,000 is subordinate to both the Mortgage Loan and the $200,000 B loan pursuant to the Subordination and Standstill Agreement, dated as of May 25, 2007.

            Champions Oaks Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $650,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Savannah Trails Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $650,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Mustang Crossing - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $610,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Durango Town Center - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $531,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Palazzo Shopping Center - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $475,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Laurel Avenue Development - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $460,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Camelot Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $435,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Crystal Street Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $275,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Masonic Temple Building - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $258,500.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Westlake Crossing - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $235,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Cedar Ridge Crossing - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $220,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Megan & Coleman Court Apartments - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $155,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Mallard Place - This Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B loan on this transaction is in the amount of $100,000.00. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an intercreditor agreement entered into consistent with the Column/CBA-Mezz Program.

            Exception to representation (xl)

            CP Fairways at Woodfield - Certain of the tax parcels (the "Shared Tax Parcels") include a portion of the Mortgaged Property but also include certain adjoining real property. Borrower will split the Shared Tax Parcel as a normal, non-discretionary and ministerial administrative function of the applicable taxing jurisdiction into separate tax parcels between the Mortgaged Property and such adjoining real property no later than January 31, 2008. Lender has escrowed taxes for the entire parcel to mitigate this risk.

                                                                       EXHIBIT A


                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) RESERVED.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

            (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (D) the rights of the holder of any Companion Loan that is part of a related Serviced Loan Combination to which any such Mortgage Loan belongs (items (A), (B), (C) and (D) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B) materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B) as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies, for estate planning related purposes and other transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

            (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

            (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property;

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

            (xliii) RESERVED.

            (xliv) Except as disclosed in the Exception Report to this Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Exception Report to this Agreement or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) [reserved];

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder or an affiliate thereof shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans; and

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )




            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of
            ______________ (the "Note");

            4. that the Note is now owned and held by ---------------;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C5 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.


                                    COLUMN FINANCIAL, INC.

                                    By: _______________________________________
                                    Name:
                                    Title:

Sworn to before me this _____
day of __________, 2007